              SWIDLER BERLIN SHEREFF FRIEDMAN, LLP
                     THE CHRYSLER BUILDING                WASHINGTON, DC OFFICE
                     405 LEXINGTON AVENUE                THE WASHINGTON HARBOUR
                      NEW YORK, NY 10174           3000 K STREET, NW, SUITE 300
                   TELEPHONE (212) 973-0111                WASHINGTON, DC 20007
                      FAX (212) 758-9526      (202) 424-7500 FAX (202) 424-7647
                       WWW.SWIDLAW.COM


                                                               November 1, 2000


Prudential National Municipals Fund, Inc.
Gateway Center Three
Newark, New Jersey 07102

Prudential Municipal Series Fund
(Massachusetts Series)
Gateway Center Three
Newark, New Jersey 07102

Dear Sirs:

         We are acting as counsel to Prudential National Municipals Fund, Inc., a Maryland corporation ("National Municipals Fund") and Prudential Municipal Series Fund, a Massachusetts business trust ("Series Fund") in connection with the proposed transfer of the assets of the Massachusetts Series ("Massachusetts Series") of Series Fund to the National Municipals Fund in exchange solely for Class A and Class Z shares of the National Municipals Fund (the "Shares"), and the assumption by National Municipals Fund of Massachusetts Series' liabilities, if any, pursuant to an Agreement and Plan of Reorganizations (the "Agreement"). The transactions contemplated by the Agreement are collectively referred to herein as the "Reorganization."

         We have participated in the preparation of the National Municipals Fund's Registration Statement on Form N-14 (the "Registration Statement") relating, among other things, to the Shares of National Municipals Fund to be offered in exchange for the assets and the assumption of the liabilities of Massachusetts Series, and containing the Prospectus and Proxy Statement relating to the Reorganization (collectively, the "Prospectus"), filed with the Securities and Exchange Commission (the "Commission") pursuant to the provisions of the Securities Act of 1933, as amended (the "Securities Act"), and the rules and regulations of the Commission thereunder. In addition, in connection with rendering the opinions expressed herein, we have

Prudential National Municipals Fund, Inc.
Prudential Municipal Series Fund
(Massachusetts Series)
Page 2

examined originals or copies, certified or otherwise identified to our satisfaction, of such other documents, records and instruments as we have deemed necessary or appropriate for the purpose of rendering this opinion, including the form of the Agreement included as Attachment A to the Prospectus.

         In our examination of the foregoing documents we have assumed the genuineness of all signatures, the authority of each signatory, the due execution and delivery of all documents by all parties, the authenticity of all agreements, documents, certificates and instruments submitted to us as originals, the conformity of the Agreement as executed and delivered by the parties with the form of the Agreement contained in the Prospectus, and the conformity with originals of all agreements, documents, certificates and instruments submitted to us as copies.

         In rendering the opinions expressed herein, we have assumed that the transactions contemplated by the Agreement will be consummated in accordance therewith and as described in the Prospectus. As to other questions of fact material to this opinion, we have assumed, with your approval and without independent investigation or verification, that the following facts will be accurate and complete as of the consummation of the Reorganization (the "Closing Date").

1. The fair market value of the Shares to be received by each Massachusetts Series shareholder will be equal to the fair market value of the shares of beneficial interest of Massachusetts Series surrendered in exchange therefor upon the liquidation of Massachusetts Series.

2. There will be no plan or intention by Massachusetts Series to redeem its shares prior or incident to and as part of the Reorganization. For purposes of this assumption, shares of Massachusetts Series required to be redeemed by Massachusetts Series prior to the Reorganization and not as part of the Reorganization but in the ordinary course of its business as an open-end investment company pursuant to Section 22(e) of the Investment Company Act of 1940, as amended (the "ICA"), shall not be taken into account.

3. Pursuant to the Agreement, Series Fund will distribute in complete liquidation of Massachusetts Series, the Shares of National Municipals Fund received by Massachusetts Series in the Reorganization.

4. The liabilities of Massachusetts Series assumed by National Municipals Fund pursuant to the Reorganization, plus the liabilities, if any, to which assets transferred pursuant to the Reorganization will be subject, constitute less than 20% of the total consideration for the Reorganization, all such liabilities will have been incurred by

Prudential National Municipals Fund, Inc.
Prudential Municipal Series Fund
(Massachusetts Series)
Page 3

         Massachusetts Series in the ordinary course of its business, and National Municipals Fund will pay no other consideration, except for the Shares, in connection with the Reorganization.

5. All expenses incurred by Massachusetts Series with respect to the Reorganization will be borne by Massachusetts Series. Each shareholder of Massachusetts Series will pay its respective share of the expenses, if any, incurred in connection with the Reorganization. National Municipals Fund will pay the expenses, if any, incurred by it in connection with the Reorganization.

6. No intercorporate indebtedness will exist between National Municipals Fund and Massachusetts Series that was issued, acquired, or will be settled at a discount.

7. Massachusetts Series will not own, directly or indirectly, nor will it have owned during the five years preceding the Closing Date, directly or indirectly, any stock of National Municipals Fund.

8. The assets of Massachusetts Series transferred to National Municipals Fund will include all assets owned by Massachusetts Series at fair market value on the Closing Date subject to all known liabilities of Massachusetts Series at such time.

9. In accordance with the terms of the Agreement, Massachusetts Series will transfer all of its business and will transfer assets to National Municipals Fund representing at least 90% of the fair market value of the net assets, and at least 70% of the fair market value of the gross assets, held by Massachusetts Series immediately prior to the Reorganization. For purposes of this assumption, amounts paid by Massachusetts Series to shareholders who receive cash or other property, amounts paid to dissenters, amounts used by Massachusetts Series to pay its reorganization expenses and all redemptions and distributions (other than regular, normal redemptions and dividends) made by Massachusetts Series immediately preceding the Reorganization will be included as assets of Massachusetts Series held immediately prior to the Reorganization.

10. The fair market value of the assets of Massachusetts Series transferred to National Municipals Fund will equal or exceed the sum of liabilities assumed by National Municipals Fund, plus the amount of liabilities, if any, to which the transferred assets will be subject.

Prudential National Municipals Fund, Inc.
Prudential Municipal Series Fund
(Massachusetts Series)
Page 4

11. Massachusetts Series will not be under the jurisdiction of a court in a Title 11 or similar case within the meaning of Section 368(a)(3)(A) of the Internal Revenue Code of 1986, as amended (the "Code").

12. No cash will be paid to the shareholders of Massachusetts Series in lieu of fractional Shares.

13. For federal income tax purposes, Massachusetts Series will qualify as a "regulated investment company" (as defined in Code Section 851) and will have so qualified since its formation. The provisions of Code Sections 851 through 855 apply to Massachusetts Series and will continue to apply through the Closing Date.

14. As of the Closing Date, Massachusetts Series will have declared to its shareholders of record a dividend or dividends payable prior to closing, which together with all previous such dividends will have the effect of distributing all of Massachusetts Series' investment company taxable income plus the excess of its interest income, if any, excludable from gross income under Code Section 103(a) (including by virtue of prior Code Section 853(b)(5)(C)) over its deductions disallowed under Code Sections 265 and 171(a)(2) for the taxable year of Massachusetts Series ending on the Closing Date and all its net capital gain realized in such taxable year.

15. Neither National Municipals Fund nor any person related thereto within the meaning of Treasury Regulation Section 1.368-1(e) will have any plan or intention to reacquire any of the Shares of National Municipals Fund issued in the Reorganization. For purposes of this assumption, Shares of National Municipals Fund required to be redeemed by National Municipals Fund not as part of the Reorganization but in the ordinary course of its business as an open-end investment company pursuant to
         Section 22(e) of the ICA shall not be taken into account.

16. Following the Reorganization, National Municipals Fund will continue the historic business of Massachusetts Series or use a significant portion of Massachusetts Series' historic business assets in its business.

17. National Municipals Fund will not own, directly or indirectly, nor will it have owned during the five years preceding the Closing Date, directly or indirectly, any shares of beneficial interest of Massachusetts Series.

18. National Municipals Fund will not be under the jurisdiction of a court in a Title 11 or similar case within the meaning of Code Section 368(a)(3)(A).

Prudential National Municipals Fund, Inc.
Prudential Municipal Series Fund
(Massachusetts Series)
Page 5

19. For federal income tax purposes, National Municipals Fund will qualify as a "regulated investment company" (as defined in Code Section 851) and will have so qualified since its formation. The provisions of Code Sections 851 through 855 apply to National Municipals Fund prior to the Reorganization and will continue to apply after the Closing Date.

20. No compensation received by any shareholder-employee of Massachusetts Series will be separate consideration for the Reorganization; none of the Shares of National Municipals Fund received by any shareholder-employee will be separate consideration for, or allocable to, any employment agreement; and any compensation paid to any shareholder-employee will be for services actually rendered and will be commensurate with amounts paid to other parties bargaining at arm's length for similar services.

         We note that our opinion is expressly limited to the federal laws of the United States.

         Based on the foregoing and subject to the assumptions and limitations set forth above and such examination of law as we have deemed necessary, we are of the opinion that:

         1. The acquisition by National Municipals Fund of the assets of Massachusetts Series in exchange solely for voting shares of National Municipals Fund and the assumption by National Municipals Fund of such Series' liabilities, if any, followed by the distribution of National Municipals Fund's voting shares received by Massachusetts Series pro rata to such Series' shareholders, pursuant to its termination and constructively in exchange for such Series' shares, will constitute a "reorganization" within the meaning of Code
                  Section 368(a)(1)(C), and each of National Municipals Fund and Massachusetts Series will be "a party to a reorganization" within the meaning of Code Section 368(b);

         2. Massachusetts Series' shareholders will not recognize gain or loss upon the constructive exchange of all of their shares of Massachusetts Series solely for shares of National Municipals Fund in complete termination of Massachusetts Series, as described above and in the Agreement;

         3. No gain or loss will be recognized by Massachusetts Series upon the transfer of its assets to National Municipals Fund in exchange solely for the Shares and the assumption by National Municipals Fund of Massachusetts Series' liabilities, if any, and the subsequent distribution of the Shares to Massachusetts Series' shareholders in complete termination of Massachusetts Series;

Prudential National Municipals Fund, Inc.
Prudential Municipal Series Fund
(Massachusetts Series)
Page 6

         4. No gain or loss will be recognized by National Municipals Fund upon the acquisition of Massachusetts Series' assets in exchange solely for the Shares and the assumption of Massachusetts Series' liabilities, if any;

         5. National Municipals Fund's basis for the assets of Massachusetts Series acquired in the Reorganization will be the same as the basis of these assets when held by Massachusetts Series immediately before the transfer, and the holding period of such assets acquired by National Municipals Fund will include the holding period of these assets when held by Massachusetts Series;

         6. The Massachusetts Series shareholders' basis for the Shares to be received by them pursuant to the Reorganization will be the same as their basis for the shares of Massachusetts Series to be constructively surrendered in exchange therefor; and

         7. The holding period of the Shares to be received by Massachusetts Series' shareholders will include the period during which the shares of Massachusetts Series to be constructively surrendered in exchange therefor were held; provided that Massachusetts Series' shares surrendered were held as capital assets by those shareholders as defined in Code Section 1221, on the date of the exchange.

         The opinions expressed herein are based upon currently applicable statutes and regulations and existing judicial and administrative interpretations. We can provide no assurance that such statutes or regulations, or existing judicial or administrative interpretations thereof, will not be amended, revoked or modified (possibly prior to the Closing Date) in a manner which would affect any of our conclusions. Finally, we note that this opinion is solely for the benefit of the addressees hereof in connection with the transaction described herein and, except as otherwise provided herein, should not be referred to, used, relied upon or quoted (with or without specific reference to our firm) in any documents, reports, financial statements or otherwise, without our prior written consent.

         We hereby consent to the filing of this opinion as an exhibit to the Registration Statement and to the use of our name and reference to our firm in the Registration Statement or in the Prospectus constituting part thereof. In giving such consent, we do not thereby admit that we are in the category of persons whose consent is required under Section 7 of the Securities Act or the rules and regulations of the Commission thereunder.

                                        Very truly yours,

                                       /s/ Swidler Berlin Shereff Friedman, LLP
                                       Swidler Berlin Shereff Friedman, LLP

SBSF:JHN:MKN:RDB:CSB

              SWIDLER BERLIN SHEREFF FRIEDMAN, LLP
                     THE CHRYSLER BUILDING                WASHINGTON, DC OFFICE
                     405 LEXINGTON AVENUE                THE WASHINGTON HARBOUR
                      NEW YORK, NY 10174           3000 K STREET, NW, SUITE 300
                   TELEPHONE (212) 973-0111                WASHINGTON, DC 20007
                      FAX (212) 758-9526      (202) 424-7500 FAX (202) 424-7647
                       WWW.SWIDLAW.COM


                                                               November 1, 2000


Prudential National Municipals Fund, Inc.
Gateway Center Three
Newark, New Jersey 07102

Prudential Municipal Series Fund
(North Carolina Series)
Gateway Center Three
Newark, New Jersey 07102

Dear Sirs:

         We are acting as counsel to Prudential National Municipals Fund, Inc., a Maryland corporation ("National Municipals Fund") and Prudential Municipal Series Fund, a Massachusetts business trust ("Series Fund") in connection with the proposed transfer of the assets of the North Carolina Series ("North Carolina Series") of Series Fund to the National Municipals Fund solely in exchange for Class A shares of the National Municipals Fund (the "Shares"), and the assumption by National Municipals Fund of North Carolina Series' liabilities, if any, pursuant to an Agreement and Plan of Reorganizations (the "Agreement"). The transactions contemplated by the Agreement are collectively referred to herein as the "Reorganization."

         We have participated in the preparation of the National Municipals Fund's Registration Statement on Form N-14 (the "Registration Statement") relating, among other things, to the Shares of National Municipals Fund to be offered in exchange for the assets and the assumption of the liabilities of North Carolina Series, and containing the Prospectus and Proxy Statement relating to the Reorganization (collectively, the "Prospectus"), to be filed with the Securities and Exchange Commission (the "Commission") pursuant to the provisions of the Securities Act of 1933, as amended (the "Securities Act"), and the rules and regulations of the Commission thereunder. In addition, in connection with rendering the opinions expressed herein, we have examined originals or copies, certified or otherwise identified to our satisfaction, of such other

Prudential National Municipals Fund, Inc.
Prudential Municipal Series Fund
(North Carolina Series)
Page 2

documents, records and instruments as we have deemed necessary or appropriate for the purpose of rendering this opinion, including the form of the Agreement included as Attachment A to the Prospectus.

         In our examination of the foregoing documents we have assumed the genuineness of all signatures, the authority of each signatory, the due execution and delivery of all documents by all parties, the authenticity of all agreements, documents, certificates and instruments submitted to us as originals, the conformity of the Agreement as executed and delivered by the parties with the form of the Agreement contained in the Prospectus, and the conformity with originals of all agreements, documents, certificates and instruments submitted to us as copies.

         In rendering the opinions expressed herein, we have assumed that the transactions contemplated by the Agreement will be consummated in accordance therewith and as described in the Prospectus. As to other questions of fact material to this opinion, we have assumed, with your approval and without independent investigation or verification, that the following facts will be accurate and complete as of the consummation of the Reorganization (the "Closing Date").

1. The fair market value of the Shares to be received by each North Carolina Series shareholder will be equal to the fair market value of the shares of beneficial interest of North Carolina Series surrendered in exchange therefor upon the liquidation of North Carolina Series.

2. There will be no plan or intention by North Carolina Series to redeem its shares prior or incident to and as part of the Reorganization. For purposes of this assumption, shares of North Carolina Series required to be redeemed by North Carolina Series prior to the Reorganization and not as part of the Reorganization but in the ordinary course of its business as an open-end investment company pursuant to Section 22(e) of the Investment Company Act of 1940, as amended (the "ICA"), shall not be taken into account.

3. Pursuant to the Agreement, Series Fund will distribute in complete liquidation of North Carolina Series, the Shares of National Municipals Fund received by North Carolina Series in the Reorganization.

4. The liabilities of North Carolina Series assumed by National Municipals Fund pursuant to the Reorganization, plus the liabilities, if any, to which assets transferred pursuant to the Reorganization will be subject, constitute less than 20% of the total consideration for the Reorganization, all such liabilities will have been incurred by North Carolina Series in the ordinary course of its business, and National Municipals Fund will

Prudential National Municipals Fund, Inc.
Prudential Municipal Series Fund
(North Carolina Series)
Page 3

         pay no other consideration, except for the Shares, in connection with the Reorganization.

5. All expenses incurred by North Carolina Series with respect to the Reorganization will be borne by North Carolina Series. Each shareholder of North Carolina Series will pay its respective share of the expenses, if any, incurred in connection with the Reorganization. National Municipals Fund will pay the expenses, if any, incurred by it in connection with the Reorganization.

6. No intercorporate indebtedness will exist between National Municipals Fund and North Carolina Series that was issued, acquired, or will be settled at a discount.

7. North Carolina Series will not own, directly or indirectly, nor will it have owned during the five years preceding the Closing Date, directly or indirectly, any stock of National Municipals Fund.

8. The assets of North Carolina Series transferred to National Municipals Fund will include all assets owned by North Carolina Series at fair market value on the Closing Date subject to all known liabilities of North Carolina Series at such time.

9. In accordance with the terms of the Agreement, North Carolina Series will transfer all of its business and will transfer assets to National Municipals Fund representing at least 90% of the fair market value of the net assets, and at least 70% of the fair market value of the gross assets, held by North Carolina Series immediately prior to the Reorganization. For purposes of this assumption, amounts paid by North Carolina Series to shareholders who receive cash or other property, amounts paid to dissenters, amounts used by North Carolina Series to pay its reorganization expenses and all redemptions and distributions (other than regular, normal redemptions and dividends) made by North Carolina Series immediately preceding the Reorganization will be included as assets of North Carolina Series held immediately prior to the Reorganization.

10. The fair market value of the assets of North Carolina Series transferred to National Municipals Fund will equal or exceed the sum of liabilities assumed by National Municipals Fund, plus the amount of liabilities, if any, to which the transferred assets will be subject.

11. North Carolina Series will not be under the jurisdiction of a court in a Title 11 or similar case within the meaning of Section 368(a)(3)(A) of the Internal Revenue Code of 1986, as amended (the "Code").

Prudential National Municipals Fund, Inc.
Prudential Municipal Series Fund
(North Carolina Series)
Page 4


12. No cash will be paid to the shareholders of North Carolina Series in lieu of fractional Shares.

13. For federal income tax purposes, North Carolina Series will qualify as a "regulated investment company" (as defined in Code Section 851) and will have so qualified since its formation. The provisions of Code Sections 851 through 855 apply to North Carolina Series and will continue to apply through the Closing Date.

14. As of the Closing Date, North Carolina Series will have declared to its shareholders of record a dividend or dividends payable prior to closing, which together with all previous such dividends will have the effect of distributing all of North Carolina Series' investment company taxable income plus the excess of its interest income, if any, excludable from gross income under Code Section 103(a) (including by virtue of prior Code Section 853(b)(5)(C)) over its deductions disallowed under Code Sections 265 and 171(a)(2) for the taxable year of North Carolina Series ending on the Closing Date and all its net capital gain realized in such taxable year.

15. Neither National Municipals Fund nor any person related thereto within the meaning of Treasury Regulation Section 1.368-1(e) will have any plan or intention to reacquire any of the Shares of National Municipals Fund issued in the Reorganization. For purposes of this assumption, Shares of National Municipals Fund required to be redeemed by National Municipals Fund not as part of the Reorganization but in the ordinary course of its business as an open-end investment company pursuant to
         Section 22(e) of the ICA shall not be taken into account.

16. Following the Reorganization, National Municipals Fund will continue the historic business of North Carolina Series or use a significant portion of North Carolina Series' historic business assets in its business.

17. National Municipals Fund will not own, directly or indirectly, nor will it have owned during the five years preceding the Closing Date, directly or indirectly, any shares of beneficial interest of North Carolina Series.

18. National Municipals Fund will not be under the jurisdiction of a court in a Title 11 or similar case within the meaning of Code Section 368(a)(3)(A).

Prudential National Municipals Fund, Inc.
Prudential Municipal Series Fund
(North Carolina Series)
Page 5

19. For federal income tax purposes, National Municipals Fund will qualify as a regulated investment company (as defined in Code Section 851) and will have so qualified since its formation. The provisions of Code Sections 851 through 855 apply to National Municipals Fund prior to the Reorganization and will continue to apply after the Closing Date.

20. No compensation received by any shareholder-employee of North Carolina Series will be separate consideration for the Reorganization; none of the Shares of National Municipals Fund received by any shareholder-employee will be separate consideration for, or allocable to, any employment agreement; and any compensation paid to any shareholder-employee will be for services actually rendered and will be commensurate with amounts paid to other parties bargaining at arm's length for similar services.

         We note that our opinion is expressly limited to the federal laws of the United States.

         Based on the foregoing and subject to the assumptions and limitations set forth above and such examination of law as we have deemed necessary, we are of the opinion that:

         1. The acquisition by National Municipals Fund of the assets of North Carolina Series in exchange solely for voting shares of National Municipals Fund and the assumption by National Municipals Fund of such Series' liabilities, if any, followed by the distribution of National Municipals Fund's voting shares received by North Carolina Series pro rata to such Series' shareholders, pursuant to its termination and constructively in exchange for such Series' shares, will constitute a "reorganization" within the meaning of Code
                  Section 368(a)(1)(C), and each of National Municipals Fund and North Carolina Series will be "a party to a reorganization" within the meaning of Code Section 368(b);

         2. North Carolina Series' shareholders will not recognize gain or loss upon the constructive exchange of all of their shares of North Carolina Series solely for shares of National Municipals Fund in complete termination of North Carolina Series, as described above and in the Agreement;

         3. No gain or loss will be recognized by North Carolina Series upon the transfer of its assets to National Municipals Fund in exchange solely for the Shares and the assumption by National Municipals Fund of North Carolina Series' liabilities, if any, and the subsequent distribution of the Shares to North Carolina Series' shareholders in complete termination of North Carolina Series;

Prudential National Municipals Fund, Inc.
Prudential Municipal Series Fund
(North Carolina Series)
Page 6

         4. No gain or loss will be recognized by National Municipals Fund upon the acquisition of North Carolina Series' assets in exchange solely for the Shares and the assumption of North Carolina Series' liabilities, if any;

         5. National Municipals Fund's basis for the assets of North Carolina Series acquired in the Reorganization will be the same as the basis of these assets when held by North Carolina Series immediately before the transfer, and the holding period of such assets acquired by National Municipals Fund will include the holding period of these assets when held by North Carolina Series;

         6. The North Carolina Series shareholders' basis for the Shares to be received by them pursuant to the Reorganization will be the same as their basis for the shares of North Carolina Series to be constructively surrendered in exchange therefor; and

         7. The holding period of the Shares to be received by North Carolina Series' shareholders will include the period during which the shares of North Carolina Series to be constructively surrendered in exchange therefor were held; provided that North Carolina Series' shares surrendered were held as capital assets by those shareholders as defined in Code Section 1221, on the date of the exchange.

         The opinions expressed herein are based upon currently applicable statutes and regulations and existing judicial and administrative interpretations. We can provide no assurance that such statutes or regulations, or existing judicial or administrative interpretations thereof, will not be amended, revoked or modified (possibly prior to the Closing Date) in a manner which would affect any of our conclusions. Finally, we note that this opinion is solely for the benefit of the addressees hereof in connection with the transaction described herein and, except as otherwise provided herein, should not be referred to, used, relied upon or quoted (with or without specific reference to our firm) in any documents, reports, financial statements or otherwise, without our prior written consent.

         We hereby consent to the filing of this opinion as an exhibit to the Registration Statement and to the use of our name and reference to our firm in the Registration Statement or in the Prospectus constituting part thereof. In giving such consent, we do not thereby admit that we are in the category of persons whose consent is required under Section 7 of the Securities Act or the rules and regulations of the Commission thereunder.

                                       Very truly yours,
                                       /s/ Swidler Berlin Shereff Friedman, LLP
                                       Swidler Berlin Shereff Friedman, LLP

SBSF:JHN:MKN:RDB:CSB

              SWIDLER BERLIN SHEREFF FRIEDMAN, LLP
                     THE CHRYSLER BUILDING                WASHINGTON, DC OFFICE
                     405 LEXINGTON AVENUE                THE WASHINGTON HARBOUR
                      NEW YORK, NY 10174           3000 K STREET, NW, SUITE 300
                   TELEPHONE (212) 973-0111                WASHINGTON, DC 20007
                      FAX (212) 758-9526      (202) 424-7500 FAX (202) 424-7647
                       WWW.SWIDLAW.COM


                                                               November 1, 2000


Prudential National Municipals Fund, Inc.
Gateway Center Three
Newark, New Jersey 07102

Prudential Municipal Series Fund
(Ohio Series)
Gateway Center Three
Newark, New Jersey 07102

Dear Sirs:

         We are acting as counsel to Prudential National Municipals Fund, Inc., a Maryland corporation ("National Municipals Fund") and Prudential Municipal Series Fund, a Massachusetts business trust ("Series Fund") in connection with the proposed transfer of the assets of the Ohio Series ("Ohio Series") of Series Fund to the National Municipals Fund in exchange solely for Class A shares of the National Municipals Fund (the "Shares"), and the assumption by National Municipals Fund of Ohio Series' liabilities, if any, pursuant to an Agreement and Plan of Reorganizations (the "Agreement"). The transactions contemplated by the Agreement are collectively referred to herein as the "Reorganization."

         We have participated in the preparation of the National Municipals Fund's Registration Statement on Form N-14 (the "Registration Statement") relating, among other things, to the Shares of National Municipals Fund to be offered in exchange for the assets and the assumption of the liabilities of Ohio Series, and containing the Prospectus and Proxy Statement relating to the Reorganization (collectively, the "Prospectus"), to be filed with the Securities and Exchange Commission (the "Commission") pursuant to the provisions of the Securities Act of 1933, as amended (the "Securities Act"), and the rules and regulations of the Commission thereunder. In addition, in connection with rendering the opinions expressed herein, we have examined originals or copies, certified or otherwise identified to our satisfaction, of such other documents, records and instruments as we have deemed necessary or appropriate for the purpose of rendering

Prudential National Municipals Fund, Inc.
Prudential Municipal Series Fund
(Ohio Series)
Page 2

this opinion, including the form of the Agreement included as Attachment A to the Prospectus.

         In our examination of the foregoing documents we have assumed the genuineness of all signatures, the authority of each signatory, the due execution and delivery of all documents by all parties, the authenticity of all agreements, documents, certificates and instruments submitted to us as originals, the conformity of the Agreement as executed and delivered by the parties with the form of the Agreement contained in the Prospectus, and the conformity with originals of all agreements, documents, certificates and instruments submitted to us as copies.

         In rendering the opinions expressed herein, we have assumed that the transactions contemplated by the Agreement will be consummated in accordance therewith and as described in the Prospectus. As to other questions of fact material to this opinion, we have assumed, with your approval and without independent investigation or verification, that the following facts will be accurate and complete as of the consummation of the Reorganization (the "Closing Date").

1. The fair market value of the Shares to be received by each Ohio Series shareholder will be equal to the fair market value of the shares of beneficial interest of Ohio Series surrendered in exchange therefor upon the liquidation of Ohio Series.

2. There will be no plan or intention by Ohio Series to redeem its shares prior or incident to and as part of the Reorganization. For purposes of this assumption, shares of Ohio Series required to be redeemed by Ohio Series prior to the Reorganization and not as part of the Reorganization but in the ordinary course of its business as an open-end investment company pursuant to Section 22(e) of the Investment Company Act of 1940, as amended (the "ICA"), shall not be taken into account.

3. Pursuant to the Agreement, Series Fund will distribute in complete liquidation of Ohio Series, the Shares of National Municipals Fund received by Ohio Series in the Reorganization.

4. The liabilities of Ohio Series assumed by National Municipals Fund pursuant to the Reorganization, plus the liabilities, if any, to which assets transferred pursuant to the Reorganization will be subject, constitute less than 20% of the total consideration for the Reorganization, all such liabilities will have been incurred by Ohio Series in the ordinary course of its business, and National Municipals Fund will pay no other consideration, except for the Shares, in connection with the Reorganization.

Prudential National Municipals Fund, Inc.
Prudential Municipal Series Fund
(Ohio Series)
Page 3

5. All expenses incurred by Ohio Series with respect to the Reorganization will be borne by Ohio Series. Each shareholder of Ohio Series will pay its respective share of the expenses, if any, incurred in connection with the Reorganization. National Municipals Fund will pay the expenses, if any, incurred by it in connection with the Reorganization.

6. No intercorporate indebtedness will exist between National Municipals Fund and Ohio Series that was issued, acquired, or will be settled at a discount.

7. Ohio Series will not own, directly or indirectly, nor will it have owned during the five years preceding the Closing Date, directly or indirectly, any stock of National Municipals Fund.

8. The assets of Ohio Series transferred to National Municipals Fund will include all assets owned by Ohio Series at fair market value on the Closing Date subject to all known liabilities of Ohio Series at such time.

9. In accordance with the terms of the Agreement, Ohio Series will transfer all of its business and will transfer assets to National Municipals Fund representing at least 90% of the fair market value of the net assets, and at least 70% of the fair market value of the gross assets, held by Ohio Series immediately prior to the Reorganization. For purposes of this assumption, amounts paid by Ohio Series to shareholders who receive cash or other property, amounts paid to dissenters, amounts used by Ohio Series to pay its reorganization expenses and all redemptions and distributions (other than regular, normal redemptions and dividends) made by Ohio Series immediately preceding the Reorganization will be included as assets of Ohio Series held immediately prior to the Reorganization.

10. The fair market value of the assets of Ohio Series transferred to National Municipals Fund will equal or exceed the sum of liabilities assumed by National Municipals Fund, plus the amount of liabilities, if any, to which the transferred assets will be subject.

11. Ohio Series will not be under the jurisdiction of a court in a Title 11 or similar case within the meaning of Section 368(a)(3)(A) of the Internal Revenue Code of 1986, as amended (the "Code").

12. No cash will be paid to the shareholders of Ohio Series in lieu of fractional Shares.

Prudential National Municipals Fund, Inc.
Prudential Municipal Series Fund
(Ohio Series)
Page 4

13. For federal income tax purposes, Ohio Series will qualify as a regulated investment company (as defined in Code Section 851) and will have so qualified since its formation. The provisions of Code Sections 851 through 855 apply to Ohio Series and will continue to apply through the Closing Date.

14. As of the Closing Date, Ohio Series will have declared to its shareholders of record a dividend or dividends payable prior to closing, which together with all previous such dividends will have the effect of distributing all of Ohio Series' investment company taxable income plus the excess of its interest income, if any, excludable from gross income under Code Section 103(a) (including by virtue of prior Code Section 853(b)(5)(C)) over its deductions disallowed under Code Sections 265 and 171(a)(2) for the taxable year of Ohio Series ending on the Closing Date and all its net capital gain realized in such taxable year.

15. Neither National Municipals Fund nor any person related thereto within the meaning of Treasury Regulation Section 1.368-1(e) will have any plan or intention to reacquire any of the Shares of National Municipals Fund issued in the Reorganization. For purposes of this assumption, Shares of National Municipals Fund required to be redeemed by National Municipals Fund not as part of the Reorganization but in the ordinary course of its business as an open-end investment company pursuant to
         Section 22(e) of the ICA shall not be taken into account.

16. Following the Reorganization, National Municipals Fund will continue the historic business of Ohio Series or use a significant portion of Ohio Series' historic business assets in its business.

17. National Municipals Fund will not own, directly or indirectly, nor will it have owned during the five years preceding the Closing Date, directly or indirectly, any shares of beneficial interest of Ohio Series.

18. National Municipals Fund will not be under the jurisdiction of a court in a Title 11 or similar case within the meaning of Code Section 368(a)(3)(A).

19. For federal income tax purposes, National Municipals Fund will qualify as a "regulated investment company" (as defined in Code Section 851) and will have so qualified since its formation. The provisions of Code Sections 851 through 855 apply to National Municipals Fund prior to the Reorganization and will continue to apply after the Closing Date.

Prudential National Municipals Fund, Inc.
Prudential Municipal Series Fund
(Ohio Series)
Page 5

20. No compensation received by any shareholder-employee of Ohio Series will be separate consideration for the Reorganization; none of the Shares of National Municipals Fund received by any shareholder-employee will be separate consideration for, or allocable to, any employment agreement; and any compensation paid to any shareholder- employee will be for services actually rendered and will be commensurate with amounts paid to other parties bargaining at arm's length for similar services.

         We note that our opinion is expressly limited to the federal laws of the United States.

         Based on the foregoing and subject to the assumptions and limitations set forth above and such examination of law as we have deemed necessary, we are of the opinion that:

         1. The acquisition by National Municipals Fund of the assets of Ohio Series in exchange solely for voting shares of National Municipals Fund and the assumption by National Municipals Fund of such Series' liabilities, if any, followed by the distribution of National Municipals Fund's voting shares received by Ohio Series pro rata to such Series' shareholders, pursuant to its termination and constructively in exchange for such Series' shares, will constitute a "reorganization" within the meaning of Code Section 368(a)(1)(C), and each of National Municipals Fund and Ohio Series will be "a party to a reorganization" within the meaning of Code Section 368(b);

         2. Ohio Series' shareholders will not recognize gain or loss upon the constructive exchange of all of their shares of Ohio Series solely for shares of National Municipals Fund in complete termination of Ohio Series, as described above and in the Agreement;

         3. No gain or loss will be recognized by Ohio Series upon the transfer of its assets to National Municipals Fund in exchange solely for the Shares and the assumption by National Municipals Fund of Ohio Series' liabilities, if any, and the subsequent distribution of the Shares to Ohio Series' shareholders in complete termination of Ohio Series;

Prudential National Municipals Fund, Inc.
Prudential Municipal Series Fund
(Ohio Series)
Page 6

         4. No gain or loss will be recognized by National Municipals Fund upon the acquisition of Ohio Series' assets in exchange solely for the Shares and the assumption of Ohio Series' liabilities, if any;

         5. National Municipals Fund's basis for the assets of Ohio Series acquired in the Reorganization will be the same as the basis of these assets when held by Ohio Series immediately before the transfer, and the holding period of such assets acquired by National Municipals Fund will include the holding period of these assets when held by Ohio Series;

         6. The Ohio Series shareholders' basis for the Shares to be received by them pursuant to the Reorganization will be the same as their basis for the shares of Ohio Series to be constructively surrendered in exchange therefor; and

         7. The holding period of the Shares to be received by Ohio Series' shareholders will include the period during which the shares of Ohio Series to be constructively surrendered in exchange therefor were held; provided that Ohio Series' shares surrendered were held as capital assets by those shareholders as defined in Code Section 1221, on the date of the exchange.

         The opinions expressed herein are based upon currently applicable statutes and regulations and existing judicial and administrative interpretations. We can provide no assurance that such statutes or regulations, or existing judicial or administrative interpretations thereof, will not be amended, revoked or modified (possibly prior to the Closing Date) in a manner which would affect any of our conclusions. Finally, we note that this opinion is solely for the benefit of the addressees hereof in connection with the transaction described herein and, except as otherwise provided herein, should not be referred to, used, relied upon or quoted (with or without specific reference to our firm) in any documents, reports, financial statements or otherwise, without our prior written consent.

         We hereby consent to the filing of this opinion as an exhibit to the Registration Statement and to the use of our name and reference to our firm in the Registration Statement or in the Prospectus constituting part thereof. In giving such consent, we do not thereby admit that we are in the category of persons whose consent is required under Section 7 of the Securities Act or the rules and regulations of the Commission thereunder.

                                      Very truly yours,
                                      /s/ Swidler Berlin Shereff Friedman, LLP
                                      Swidler Berlin Shereff Friedman, LLP

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